UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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BURNHAM INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RMB INVESTORS TRUST

(formerly Burnham Investors Trust)
[ADDRESS]

1-800-[PHONE NUMBER]

[DATE], 2016

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) to be held at [ADDRESS] on [September 15], 2016 at [1:00] PM, Central time. At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

•	Approval of a new investment advisory agreement between the Trust on behalf of each of its series, the RMB Fund (formerly known as the Burnham Fund), the RMB Mendon Financial Long/Short Fund (formerly known as the Burnham Financial Long/Short Fund, the “Financial Long/Short Fund”), and the RMB Mendon Financial Services Fund (formerly known as the Burnham Financial Services Fund, the “Financial Services Fund”) and RMB Capital Management, LLC (“RMB” or the “Adviser”); and

•	Approval of a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (“Mendon”) for investment management services to be provided to the Financial Services Fund and the Financial Long/Short Fund.

This Proxy Statement contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

Your Board of Trustees has reviewed each matter carefully and unanimously recommends that you vote “FOR” each of the Proposals.

The enclosed Q&A is provided to assist you in understanding the Proposals. Each of the Proposals is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

The Trust is using [PROXY SOLICITOR], a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the proposals or need assistance in completing your proxy card, please contact our proxy solicitor, toll-free at [PHONE NUMBER].

Thank you for your time in considering these important Proposals and for your continuing investment and support of RMB Investors Trust (formerly Burnham Investors Trust).

Sincerely, Margaret M. Eisen Chair, Board of Trustees

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) and its series, the RMB Fund (formerly known as the Burnham Fund), the RMB Mendon Financial Services Fund (formerly known as the Burnham Financial Services Fund, the “Financial Services Fund”) and the RMB Mendon Financial Long/Short Fund (formerly known as the Burnham Financial Long/Short Fund, the “Financial Long/Short Fund”) (each, a “Fund,” and together, the “Funds”), that require a shareholder vote. The Financial Services Fund and the Financial Long/Short Fund are referred to collectively as the Mendon Funds.

Q.	Why am I receiving this proxy statement?

A.	The Trustees of the Board of Trustees (the “Board”) of the Trust, none of whom is an ‘‘interested person’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), unanimously voted at an in-person meeting held on May 19, 2016 not to renew the Trust’s investment advisory agreement (the “Current Advisory Agreement”) with Burnham Asset Management Corporation (“Burnham”), which expires by its terms on June 30, 2016. The expiry of the Current Advisory Agreement also has the effect of terminating the sub-advisory agreements (“Current Sub-Advisory Agreements”) (together with the Current Advisory Agreement, the “Current Agreements”), covering the Mendon Funds, among the Trust, Burnham and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”).

At an in-person meeting held on June 8, 2016, in accordance with Section 15 of the 1940 Act, which regulates investment companies such as the Funds, the Board unanimously voted to appoint RMB Capital Management, LLC (“RMB” or the “Adviser”) to serve as the investment adviser to the Funds and to appoint Mendon to continue to serve as the sub-adviser to the Mendon Funds, effective on the earlier of July 1, 2016 or upon the termination of the Current Advisory Agreement (“Effective Date”). The Board also unanimously approved the terms of an investment advisory agreement between the Trust and RMB (the “New Advisory Agreement”) for the RMB Fund (formerly known as the Burnham Fund) and the Mendon Funds, and a sub-advisory agreement between RMB and Mendon (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”) for the Mendon Funds, in each case subject to the approval of the shareholders of such Funds.

Anton Schutz will remain the portfolio manager of both Mendon Funds. Mr. Schutz is the President and Chief Investment Officer of Mendon. Todd Griesbach from RMB will become the portfolio manager of the RMB Fund (formerly known as the Burnham Fund). The proposed changes will not change the investment objectives of the Funds and are not expected to result in material changes to the day-to-day management and operations of the Funds.

The Board unanimously recommends that you vote FOR the approval of the New Agreements.

Q.	Why are the New Agreements being voted on?

Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore, each Fund’s shareholders must approve the relevant New Agreement in order for RMB to serve as adviser to the Funds and for Mendon to continue to serve as sub-adviser to the Mendon Funds, as applicable. The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies, for shareholders of the Funds to consider and vote on approval of the New Agreements.

Q.	Who is RMB?

A.	RMB is an independent diversified financial services firm with approximately $4.5 billion in assets under management, as of May 31, 2016, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. RMB has offices located throughout the United States. It is expected that RMB will provide a sophisticated platform for the management of the Funds and that the Funds will benefit from the resources and experience of RMB’s professional staff. RMB manages a number of diverse investment strategies including managed accounts and privately offered funds. RMB currently performs certain administrative services for Mendon and in 2014 partnered with Mendon to advise a private fund structure that employs an investment strategy similar to that of the RMB Mendon Financial Long/Short Fund.

RMB has over 115 employees across three primary business units: asset management, wealth management and business operations. Asset management services include proprietary equity, fixed income and alternative investment strategies run by highly experienced portfolio managers. These strategies are offered to RMB’s wealth management clients, family offices, institutional clients and consultants. Asset management services also include oversight of an investment platform utilized by clients that includes both internally and externally managed investment offerings. Wealth management provides holistic financial planning services as well as asset allocation recommendations and investment implementation. RMB’s robust business operations unit oversees the day-to-day administration of account maintenance, trading, compliance and other operational oversight.

Q.	What is RMB’s experience in managing large cap funds such as the RMB Fund (formerly known as the Burnham Fund)?

A.	RMB’s experience in managing large cap products dates back to the inception of the firm. RMB has managed an all cap core equity strategy and a large cap focused dividend growth strategy since the firm’s inception on April 1, 2005. RMB currently manages over $1.2 billion in equity assets.

Q.	Will Anton Schutz continue as the portfolio manager for the Mendon Funds?

A.	Yes. Anton Schutz will continue to serve as the portfolio manager of the Mendon Funds. Mr. Schutz is the President and Chief Investment Officer of Mendon.

Q.	Who will serve as the portfolio manager of the RMB Fund (formerly known as the Burnham Fund)?

A.	Todd Griesbach from RMB will become the portfolio manager of the RMB Fund (formerly known as the Burnham Fund). Mr. Griesbach has 19 years of experience managing large cap stock portfolios, such as the RMB Fund (formerly known as the Burnham Fund), and is a Chartered Financial Analyst. Prior to joining RMB, Mr. Griesbach was an equity analyst at Columbia Wagner Asset Management and Ariel Investments. He holds a B.B.A. in Accounting and Finance and a M.S. in Finance from the University of Wisconsin-Madison.

Q.	How will the New Agreements affect the Funds?

A.	The Funds and their respective investment objectives and policies will not change as a result of the New Agreements. You will still own the same number of shares in the same Fund(s) and the value of your investment will not change as a result of the change of the Funds’ investment adviser from Burnham to RMB. The New Agreements contain substantially similar terms and conditions, and an identical fee structure, as the Current Agreements, and are discussed in more detail in the enclosed Proxy Statement.

Q.	Will the investment advisory fee rates be the same upon approval of the New Agreements?

A.	Yes. The investment advisory fee rate and sub-advisory fee rate applicable to each Fund under the New Agreements will be the same as under the Current Agreements.

Q.	What will happen after the Effective Date until such time as the shareholders vote to approve the New Agreements at the Shareholder Meeting?

A.	It is anticipated that the Shareholder Meeting will not occur until after the Effective Date. However, Rule 15a-4 under the 1940 Act permits the Board to appoint an advisor on an interim basis without shareholders’ prior approval of the interim investment advisory agreement if the new advisor agrees to provide such services on substantially the same terms as the prior advisor under the prior advisory agreement. A new adviser may act on such an interim basis for a period of 150 days.

At a meeting held on May 30, 2016, the Board unanimously voted to approve an interim advisory agreement between the Trust and RMB (the “Interim Advisory Agreement”) for the RMB Fund (formerly known as the Burnham Fund) and the Mendon Funds and an interim sub-advisory agreement between RMB and Mendon (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”) for the Mendon Funds. The terms of the Interim Agreements are the same as those of the Current Agreements, except for certain provisions that are required by law and the date and term of the agreement. The provisions required by law include a requirement that fees payable under the Interim Agreements be paid into an escrow account.

Under the Interim Agreements, which will take effect on the Effective Date, RMB will serve as the investment adviser to the Funds and the Mendon Funds will continue to be sub-advised by Mendon. Todd Griesbach from RMB will become the portfolio manager of the RMB Fund (formerly known as the Burnham Fund) and Anton Schutz will continue to serve as the portfolio manager for the Mendon Funds. The Interim Agreements are not required to be approved by the shareholders of a Fund and will continue in effect as to each Fund for 150 days following the Effective Date, unless terminated sooner by the Board, RMB or Mendon, or until the applicable New Agreement is approved by the shareholders of the Fund.

Q.	What will happen if shareholders do not approve the New Agreements?

A.	RMB and Mendon, as applicable, will provide investment management services to the Funds for up to 150 days following the Effective Date under the Interim Agreements. If the relevant New Agreement for a Fund is not approved within 150 days following the Effective Date, RMB and Mendon (as applicable) will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the U.S. Securities and Exchange Commission (“SEC”). If any New Agreement is not approved with respect to any Fund within the 150-day period, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to RMB or Mendon, as applicable. The Board of Trustees in such case will consider other alternatives and make such arrangements for the management of such Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by Fund shareholders, or the liquidation of that Fund.

Q.	What other changes have occurred as a result of the expiry of the Current Agreements?

A.	With the expiration of the Current Agreements on June 30, 2016, the fund administration agreement between Burnham and the Trust also terminated. The Board has approved a new fund administration agreement between UMB Fund Services, Inc. (“UMB”) and the Trust effective as of July 1, 2016. As UMB served as the sub-administrator to Burnham, the appointment of UMB is expected to have a minimal impact on operations and is expected to result in cost savings to shareholders.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	The Trust’s Board of Trustees unanimously recommends that you vote FOR the New Agreements. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”

Q.	When and where will the Shareholder Meeting be held?

A.	The Shareholder Meeting will be held at the offices of the Trust, [ADDRESS] on [September 15, 2016, at [1:00] PM Central time.

Q.	Will the Funds pay for the proxy solicitation and related legal costs?

A.	No. RMB has agreed to bear these costs.

Q.	Do I have to attend the Shareholder Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or Internet procedures for voting your shares as set forth below.

Q.	How can I vote my shares?

•	You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•	By mail, using the enclosed proxy card(s) and return envelope;

•	By telephone, using the toll free number on the enclosed proxy card(s);

•	Through the Internet, using the website address on the enclosed proxy card(s); or

•	In person at the Shareholder Meeting.

Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.	Please contact our proxy solicitor, [PROXY SOLICITOR], toll free, at [PHONE NUMBER].

BURNHAM INVESTORS TRUST

(formerly Burnham Investors Trust)
[ADDRESS]

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

________________________

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) will be held at the Trust’s offices at [ADDRESS] on [September 15], 2016, at [1:00] PM, Central time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of each of its series, the RMB Fund (formerly known as the Burnham Fund), the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund (each, a “Fund”), and RMB Capital Management, LLC (“RMB” or the “Adviser”).

Proposal 2: Approval of a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. for investment management services to be provided to RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund.

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR these proposals (the “Proposals”).

Holders of record of shares of each Fund at the close of business on June 24, 2016 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposals affecting their Fund(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Trustees, Margaret M. Eisen Chair, Board of Trustees

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on [September 15], 2016. This Proxy Statement is available on the Internet at [WEBSITE].

TABLE OF CONTENTS

Pages 3-6	Proposal 1 — Approval of New Investment Advisory Agreement — All Funds
Pages 7-9	Proposal 2 — Approval of New Sub-Advisory Agreement — the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund
Pages 9-14	Board Approval and Recommendation of the Proposals
Pages 15-19	Additional Information
Exhibit A	Form of New Investment Advisory Agreement
Exhibit B	Form of New Sub-Advisory Agreement

i

RMB INVESTORS TRUST

(formerly Burnham Investors Trust)
[ADDRESS]

________________________

PROXY STATEMENT

________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of the RMB Fund (formerly known as the Burnham Fund), the RMB Mendon Financial Services Fund (formerly known as the Burnham Financial Services Fund, the “Financial Services Fund”) and the RMB Mendon Financial Long/Short Fund (formerly known as the Burnham Financial Long/Short Fund, the “Financial Long/Short Fund”) (each a “Fund,” and together, the “Funds”) to be held on [September 15], 2016, at [1:00] PM, Central Time, at [ADDRESS]. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and each Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, each Fund’s shares are referred to as “Shares” and the Financial Services Fund and the Financial Long/Short Fund are referred to collectively as the Mendon Funds.

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about [DATE], 2016, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by RMB Capital Management, LLC. (“RMB”)

The Trustees have fixed the close of business on June 24, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were, [•], [•] and [•] issued and outstanding Shares of the RMB Fund (formerly known as the Burnham Fund), the Financial Services Fund and the Financial Long/Short Fund, respectively.

COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO [ADDRESS]; CALLING TOLL-FREE: 1-800-[PHONE NUMBER]; OR BY VISITING: [WEBSITE].

A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal. The shareholders of each Fund will vote together as a single class separately on each proposal pertaining to such Fund.

Proposal		Shareholders Solicited
		RMB Fund (formerly known as the Burnham Fund)	Financial Services Fund	Financial Long/Short Fund
(1)	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC.	X	X	X

(2)	To approve a new sub-advisory agreement between RMB Capital Management, LLC Corp. and Mendon Capital Advisors Corp. for the Mendon Funds		X	X

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of each Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC (“RMB” or the “Adviser”).

At the Shareholder Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and RMB. The New Advisory Agreement, which was most recently approved by the Board on June 8, 2016, contains substantially similar terms with respect to the services to be provided by RMB and the identical fee structure provided under the Funds’ existing investment management agreement with Burnham Asset Management Corporation (“Burnham”) (the “Current Advisory Agreement”). As discussed more fully below, approval of the New Advisory Agreement is necessary due to the proposed change of the Funds’ investment adviser from Burnham to RMB.

Background

The Trustees of the Board of Trustees (the “Board”) of RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”), none of whom is an ‘‘interested person’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), unanimously voted at an in-person meeting held on May 19, 2016 not to renew the Current Advisory Agreement, which expires by its terms on June 30, 2016. The expiry of the Current Advisory Agreement also has the effect of terminating the sub-advisory agreements (“Current Sub-Advisory Agreements”) (together with the Current Advisory Agreement, the “Current Agreements”), covering the Mendon Funds, among the Trust, Burnham and Mendon Capital Advisors Corp. (“Mendon” or the “Sub-Adviser”). Each of the Current Agreements was dated March 30, 2014 and was last approved by shareholders on December 11, 2015 in connection with a change of control of Burnham.

At an in-person meeting held on June 8, 2016, in accordance with Section 15 of the 1940 Act, which regulates investment companies such as the Funds, the Board unanimously voted to appoint RMB to serve as the investment adviser to the Funds and to appoint Mendon to continue to serve as the sub-adviser to the Mendon Funds, effective on the earlier of July 1, 2016 or upon the termination of the Current Advisory Agreement (“Effective Date”). The Board also unanimously approved the terms of an investment advisory agreement between the Trust, on behalf of each Fund, and RMB (the “New Advisory Agreement”), and a sub-advisory agreement between RMB and Mendon for the Mendon Funds (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”), in each case subject to the approval of the shareholders of such Funds.

It is anticipated that the Shareholder Meeting will not occur until after the Effective Date. Accordingly, to avoid disruption of the Funds’ investment management program, on May 30, 2016, the Board approved an interim investment advisory agreement between the Trust and RMB, with respect to each Fund (“Interim Advisory Agreement”) and an interim sub-advisory agreement between RMB and Mendon, with respect to the Mendon Funds (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”). The Interim Agreements were approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions.

The Interim Agreements will become effective with respect to the Funds on the Effective Date. If the relevant New Agreement for a Fund is not approved within 150 days following the Effective Date, RMB and Mendon (as applicable) will no longer provide advisory services to the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by Fund shareholders, or the liquidation of that Fund.

Under the Interim Agreements, the advisory and sub-advisory fees earned by RMB and Mendon, respectively, during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to RMB, if Fund shareholders approve the New Advisory Agreement with respect to a Fund, and to Mendon, if shareholders approve the New Sub-Advisory Agreement with respect to the Mendon Funds, as applicable, in each case within 150 days of the Effective Date. If shareholders of a Fund do not approve the New Advisory Agreement or New Sub-Advisory Agreement, as applicable, within 150 days of the Effective Date, then with respect to that Fund, RMB and Mendon will be paid the lesser of: (i) any costs incurred in performing its respective duties under an Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement with respect to services to be provided by RMB, and the New Advisory Agreement has a fee structure identical to the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Current Advisory Agreement.”

Anton Schutz will remain the portfolio manager of both Mendon Funds under the New Sub-Advisory Agreement. Mr. Schutz is the President and Chief Investment Officer of Mendon. Todd Griesbach from RMB will become the portfolio manager of the RMB Fund (formerly known as the Burnham Fund). The proposed change in investment adviser from Burnham to RMB will not change the investment objectives of the Funds and is not expected to result in material changes to the day-to-day management and operations of the Funds.

Compensation Paid to the Adviser

Under the New Advisory Agreement, RMB will be entitled to receive a monthly advisory fee computed at the following annual rates of each Fund’s average daily net assets in return for the services provided by RMB as investment adviser to that Fund. The advisory fee is identical to the advisory fee payable under the Current Advisory Agreement.

RMB Fund (formerly known as the Burnham Fund)	0.60%
RMB Mendon Financial Long/Short Fund	0.90%*
RMB Mendon Financial Services Fund	0.75%

*	The RMB Mendon Financial Long/Short Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%.

For the fiscal year ended December 31, 2015, the Funds paid Burnham the following fees pursuant to the Current Advisory Agreement, after application of any expense limitation agreement:

RMB Fund (formerly known as the Burnham Fund)	$	[•]
RMB Mendon Financial Long/Short Fund	$	[•]
RMB Mendon Financial Services Fund	$	[•]

Information about the Adviser

RMB is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RMB is an independent diversified financial services firm with approximately $4.5 billion in assets under management, as of May 31, 2016, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. RMB currently performs certain administrative services for Mendon and in 2014 partnered with Mendon to advise a private fund structure that employs an investment strategy similar to that of the RMB Mendon Financial Long/Short Fund. The Adviser’s principal office is located at 115 LaSalle Street, 34th Floor, Chicago, IL 60603.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, RMB will provide investment advisory services to the Funds for the same fee each Fund was obligated to pay under the Current Advisory Agreement, and under terms that are substantially similar to the Current Advisory Agreement, except:

•	the New Advisory Agreement includes a mutual indemnity provision for the benefit of the Adviser and the Trust, subject to the limitations under the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, as applicable;

•	the New Advisory Agreement provides that there are no intended third party beneficiaries and that the exclusive jurisdiction of any action, suit or proceeding arising out of or relating to the New Advisory Agreement is the federal and state courts residing in New York, New York; and

•	the New Advisory Agreement includes additional provisions relating to compliance, cyber security and disaster recovery and requires the Adviser to notify the Trust of certain adverse changes.

Advisory Services. Both the New Advisory Agreement and Current Advisory Agreements state that, subject to the control and direction of the Board, the adviser thereunder will provide such investment management services and advice to the Funds as are set forth in the agreement. Both Agreements provide that the investment adviser thereunder will manage the investment and reinvestment of the Funds’ assets consistent with the investment objectives and policies of each Fund as set forth in the Fund’s prospectus and statement of additional information. The Agreements also both provide that as part of the services the adviser thereunder will, among other things: (i) determine what securities shall be purchased for the Funds and what securities shall be held or sold; (ii) submit such reports as the Board may reasonably request; and (iii) place orders for the purchase or sale of portfolio securities for the Funds’ account with brokers or dealers selected by such adviser.

Management Fees. The New Advisory Agreement and Current Advisory Agreement contain an identical fee structure as detailed above under “Compensation Paid to the Adviser.” In addition, RMB has entered into an expense limitation agreement with respect to each Fund. Under the agreement, RMB has agreed to continue the expense limitations for each Fund through June 30, 2018 under the same term as Burnham’s expense limitation agreement. Accordingly, RMB has agreed to waive all or a portion of its management fees and to reimburse certain expenses, to the extent required to reduce “Total Annual Fund Operating Expenses” for each class of the RMB Fund (formerly known as the Burnham Fund) and RMB Mendon Financial Services Fund as set forth below. In addition, RMB has agreed to limit the “Other Expenses” of each class of shares of the RMB Mendon Financial Long/Short Fund as set forth below.

Expense Limits	Class I	Class A	Class C
RMB Fund (formerly known as the Burnham Fund)	1.59%	2.34%	N/A
RMB Mendon Financial Services Fund	1.80%	2.55%	N/A
RMB Mendon Financial Long/Short Fund*	0.65%	0.65%	0.65%

 * Because the advisory fees for the RMB Mendon Financial Long/Short Fund may vary between 0.80% and 1.00%, depending on performance, the Fund’s total net operating expenses will vary accordingly, after giving effect to the expense limitation.

Pursuant to RMB’s expense limitation agreement, any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three years provided the Fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. In accordance with the expense limitation agreement, the Adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board. The expense limitation will terminate on June 30, 2018, unless it is renewed by all parties to the expense limitation agreement, the New Advisory Agreement is terminated, or the expense limitation agreement is otherwise terminated with the consent of the Fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

Duration and Termination. The New Advisory Agreement will continue in effect through June 30, 2017 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Current Advisory Agreement provides that it will continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the applicable Fund or Funds) without the payment of a penalty, or by the adviser thereunder at any time, without the payment of a penalty, upon sixty (60) days written notice. In addition, both the New Advisory Agreement and the Current Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability. The New Advisory Agreement and the Current Advisory Agreement contain identical provisions related to liability and provide that the adviser thereunder will be liable for any acts of omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under the Agreement.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT

PROPOSAL 2

APPROVAL OF THE SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund vote FOR the approval of the New Sub-Advisory agreement between RMB and Mendon.

At the Shareholder Meeting, shareholders of the RMB Mendon Financial Services Fund (the “Financial Services Fund”) and the RMB Mendon Financial Long/Short Fund (the “Financial Long/Short Fund” and, together with the Financial Services Fund, the “Mendon Funds”) will be asked to approve a New Sub-Advisory Agreement for the Mendon Funds between RMB and Mendon. The New Sub-Advisory Agreement, which were most recently approved by the Board on June 8, 2015, contains substantially similar terms with respect to the services to be provided by Mendon and an identical fee structure as the applicable Current Sub-Advisory Agreements. Approval of the New Sub-Advisory Agreement is necessary because the Board of the Trust unanimously voted at an in-person meeting held on May 19, 2016 not to renew the Trust’s investment advisory agreement with Burnham, which expires by its terms on June 30, 2016. At a meeting held on June 8, 2016, the Board unanimously voted to approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will continue the relationship of Mendon as sub-adviser to the Mendon Funds.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit B. The material terms of the New Sub-Advisory Agreement and applicable Current Sub-Advisory Agreement are compared below in “Summary of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement.”

If the shareholders of either Mendon Fund do not approve the New Sub-Advisory Agreement within 150 days of the Effective Date, as described above under Proposal 1 under the heading “Background,” then Mendon will cease to be the sub-adviser of such Mendon Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of such Mendon Fund’s investments as it deems appropriate and in the best interests of such Mendon Fund, including (without limitation) the recommendation of one or more sub-advisers, subject to approval by the Board and Fund shareholders, or the liquidation of such Mendon Fund.

The management and portfolio manager at Mendon will not change as a result of the New Sub-Advisory Agreement. Anton Schutz will remain the portfolio manager of each Fund. Mr. Schutz is the President and Chief Investment Officer of Mendon.

Compensation Paid to Mendon

Under the New Sub-Advisory Agreement, Mendon is entitled to receive a monthly sub-advisory fee, paid by the Adviser, of 0.375% of the Financial Services Fund’s average daily net assets in return for the services it provides as sub-adviser to the Fund. Additionally, under the New Sub-Advisory Agreement, Mendon is entitled to receive a monthly sub-advisory fee, paid by the Adviser, at the base rate of 0.40% of the Financial Long/Short Fund’s average daily net assets, plus or minus a performance adjustment based on a rolling 36-month period. The sub-advisory fee in each case is identical to the advisory fee payable under the applicable Current Sub-Advisory Agreement.

For the fiscal year ended December 31, 2015, Mendon was paid $[•] with respect to the Financial Services Fund and $[•] with respect to the Financial Long/Short Fund pursuant to the Current Sub-Advisory Agreements.

Information about Mendon

As of [], 2016, Mendon managed $[•] million in investment assets. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private funds and investment companies since 1996. Mr. Schutz is the sole owner of Mendon Capital Advisors Corp. and serves as the portfolio manager to the Mendon Funds. Mendon’s principal offices are located at 150 Allens Creek Rd., Rochester, NY 14618.

Summary of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreements

A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. The investment advisory services to be provided by Mendon under the New Sub-Advisory Agreement and the fee structure under the New Sub-Advisory Agreement are identical to the services currently provided by Mendon and the fee structure under the Current Sub-Advisory Agreements, except that the New Sub-Advisory Agreement provides that there are no intended third party beneficiaries and that the exclusive jurisdiction of any action, suit or proceeding arising out of or relating to the New Sub-Advisory Agreement is the federal and state courts residing in New York, New York.

Advisory Services. Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreements state that, subject to the review of the Board and overall supervision of the adviser thereunder, Mendon will provide such investment management services and advice to the Mendon Funds as are set forth in the agreement. Both Agreements provide that Mendon will use its best efforts to provide the Mendon Funds continuing and suitable investment advice with respect to investments consistent with the investment policies, objectives and restrictions of each Mendon Fund as set forth in its prospectus and statement of additional information. The Agreements also both provide that as part of the services Mendon will, among other things: (i) determine what securities shall be purchased for the Mendon Funds and what securities shall be held or sold; (ii) furnish the Mendon Funds with research, economic and statistical data in connection with the Mendon Funds’ investments and investment policies; (iii) submit such reports relating to the valuation of the Mendon Funds’ securities as the Adviser may reasonably request; (iv) place orders for the purchase, sale or exchange of portfolio securities for the Mendon Funds’ account with brokers or dealers selected by the Adviser or Mendon; and (v) as requested, make reports to the Adviser or the Board on Mendon’s performance of the services.

Sub-Advisory Fees. Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement, as applicable, contain the identical fee structure. The sub-advisory fees are paid by the Adviser and do not affect the Mendon Funds’ expenses.

Duration and Termination. The New Sub-Advisory Agreement will continue in effect through June 30, 2017 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board of Trustees as required by Section 15(c) of the 1940 Act. Both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreements may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of a Mendon Fund) without the payment of a penalty, or by the Adviser or Mendon at any time, without the payment of a penalty, upon sixty (60) days written notice.

Limitation on Liability and Indemnification. Both the New Sub-Advisory Agreement and Current Sub-Advisory Agreement provide that Mendon will not be liable for any error or judgment or mistake of law or for any loss suffered by the Trust, a Mendon Fund or the Adviser in connection with the matters to which each Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Mendon’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under both Agreements.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSALS

The Trustees, none of whom is an ‘‘interested person’’ (as defined in the 1940 Act), of the Trust unanimously approved the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for the Mendon Funds at a meeting held on June 8, 2016. At this meeting, the Trustees met with senior management of RMB, Mendon and Burnham.

Prior to its meeting on June 8, 2016, the Trustees met in-person with management of Burnham and RMB on May 19, 2016, to receive and consider materials relating to, among other matters, the investment and management services provided by Burnham and Mendon as well as a proposal to provide investment and management services from RMB. The Trustees also met telephonically on multiple separate occasions to consider whether it would be in the best interests of each Fund and shareholders to approve the New Agreements and convened informally on other occasions to discuss outstanding issues. At each of these meetings, the Trustees received and reviewed information provided by Burnham, Mendon and RMB in response to requests from the Trustees and their independent legal counsel. Among other written and oral information, the Trustees requested and were provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;
•	the investment performance of private funds and accounts managed by Burnham, Mendon and RMB with investment strategies similar to the investment strategies of the Funds;
•	the fees to be charged by Burnham and RMB for investment advisory services, as well as other compensation received by Burnham and its affiliates or to be received by RMB;
•	the fees to be paid to Mendon;
•	the proposed expense cap arrangements;
•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;
•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data;
•	investment management staffing and the experience of the investment advisory and other personnel of Burnham and Mendon who currently provide services to the Funds and of the personnel of RMB who were proposed to provide services to the Funds
•	the historical quality of the services provided by Burnham and Mendon;
•	financial statements and other information regarding the financial condition and prospects of Burnham, Mendon and RMB;
•	the profitability to Burnham of managing the Funds and the methodology in allocating expenses to the management of the Funds; and
•	the projected profitability to RMB of managing the Funds.

Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Burnham, Mendon and RMB. The Trustees discussed with representatives of Burnham the operations of the Funds and the continuing capabilities of Burnham to provide advisory services to the Funds. The Trustees discussed with RMB its ability to provide investment and management services to the Funds and to supervise Mendon in its provision of sub-advisory services to the Mendon Funds. During each meeting at which the Trustees considered the New Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.

In addition, the Trustees considered certain circumstances relating to Burnham in determining not to renew the Current Agreements with Burnham. These included, but were not limited to, information on: (i) Burnham’s financial condition; (ii) certain regulatory issues with Burnham Securities, Incorporated (“BSI”), which had served as the Fund’s distributor until February 2016; (iii) succession planning for Mr. Burnham and the recent poor performance of the RMB Fund (formerly known as the Burnham Fund); (iv) apparent breach of certain prior conditions the Board had imposed in connection with its prior the approvals of the Current Advisory Agreement; and (v) allegations against senior management and former affiliated persons of Burnham contained in complaints filed by the U.S. Attorney for the Southern District of New York and the U.S. Securities and Exchange Commission (“SEC”). Each of these matters is discussed below under “Non-renewal of the Current Agreements.”

In considering whether to renew the Current Advisory Agreement and to approve the New Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Trustees not to renew the Current Advisory Agreement and to approve the New Agreements are discussed below:

Decision to Approve the New Advisory Agreement

Nature, Extent, and Quality of Services. The Trustees considered the nature, quality and extent of advisory, administrative and shareholder services proposed by RMB. RMB’s management of over $4.5 billion in assets (as of March 31, 2016), including management of over $1.2 billion in equity assets, was one consideration. Other considerations were (i) RMB’s ability to supervise Mendon and other service providers, to supervise operations for all Funds, to prepare compliance and regulatory filings for the Funds and disclosures to Fund shareholders, to review Fund legal issues, to assist the Trustees in their capacity as trustees, and to provide other services; (ii) RMB’s proposals for development of Fund marketing initiatives; and (iii) RMB’s strong regulatory history. The Trustees were familiar generally with the quality of the services provided by RMB and with members of its management team based on RMB’s provision of certain administrative services to Mendon since 2014 and its work with Mendon on a private fund using an investment strategy similar to the Financial Long/Short Fund, which they launched in 2014. In addition, a Trustee had visited the offices of RMB in Chicago and reported favorably on the operations of RMB.

The Trustees noted the representations of RMB with respect to ensuring compliance with the Funds’ investment policies and restrictions, and the quality of managerial and administrative services proposed to be provided by RMB (in its capacity as adviser) in an increasingly regulated industry. The Trustees noted that many of the Trust’s operations were already performed by third-party service providers, who had performed satisfactorily, and that RMB would continue to retain these service providers. The Trustees also confirmed that the Trust’s chief compliance officer would continue in that role following the change in investment adviser.

The Trustees also considered information such as (i) RMB’s financial condition; (ii) the experience of RMB’s investment professionals; (iii) the reputation, financial strength, regulatory history and resources of RMB; (iv) information on the approach of RMB to retention and compensation of investment and other personnel; (iv) the management structure of RMB and the intentions of RMB with respect to management of the Funds; and (v) the fact that RMB, and not the Funds, would bear all costs of obtaining approvals of the New Agreement, including legal and other costs resulting from obtaining the necessary approvals. The Trustees reviewed each of these factors in light of the expected change from Burnham to RMB as investment adviser.

The Trustees concluded that the expected nature, quality and extent of the services to be provided by RMB and its affiliates under the New Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the provision of those services by RMB. The Trustees concluded that RMB currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. The Trustees took into consideration that RMB had offered its assurances that the services provided to the Funds following the change in investment adviser from Burnham to RMB would be consistent with the manner and level at which such services were currently being performed for the Funds and undertaken that there would be no diminution of services to the Funds or their shareholders as a result of the change. In this regard, the Trustees considered that the investment and other personnel at Mendon were not proposed to change and relied on representations that such personnel would remain in place following the change in investment adviser from Burnham to RMB.

Investment Performance of the Funds. The Trustees considered short-term and long-term investment performance for RMB’s Dividend Growth composite, which was considered the composite performance most comparable to the investment strategy of the RMB Fund (formerly known as the Burnham Fund). As of March 31, 2016, the Dividend Growth composite included $222.3 million of assets managed by RMB. According to the information provided by RMB, its composite portfolio was nearly the same as the RMB Fund’s (formerly known as the Burnham Fund) portfolio in terms of the portfolios’ average operating profit margins, ratio of debt to cash flow, price-to-earnings ratio and two-year forward earnings-per-share growth, although the composite portfolio had a higher dividend yield (2.5%) than the RMB Fund (formerly known as the Burnham Fund) portfolio (1.6%).

The Trustees noted that the total return for RMB’s Dividend Growth composite outperformed the total return of the RMB Fund (formerly known as the Burnham Fund) for the one-, three- and five-year periods ended March 31, 2016. The composite’s ten-year total returns were below the RMB Fund’s (formerly known as the Burnham Fund) total returns for this period. In light of recent performance trends, the Trustees gave more weight to more recent periods, during which the composite’s returns (9.2% for three-years, -2.7% for one-year and 4.2% for the first quarter of 2016) substantially exceeded the total returns of the RMB Fund (formerly known as the Burnham Fund) (5.8% for three-years, -10.4% for one-year and -7.0% for the first quarter of 2016). Although the Dividend Growth composite underperformed the total return for the S&P 500® Index for all periods, the Trustees considered the S&P 500® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500® Index and those typically held by the RMB Fund (formerly known as the Burnham Fund).

The Trustees discussed with management of RMB in detail the overall long-term performance record of the RMB Fund (formerly known as the Burnham Fund), its historic investment style, and the resources that RMB would bring to bear in managing the Fund. The Trustees recognized the importance of maintaining Mendon as the sub-adviser to the Mendon Funds and considered the desirability of RMB’s willingness to retain Mendon. The Trustees reviewed RMB’s historical relationship with Mendon, including the facts that Anton Schutz is a co-employee of RMB and Mendon and that RMB has provided administrative services to Mendon since 2014. The Trustees regarded these as additional factors in the evaluation of investment performance that may result from RMB’s management of the Funds under the New Advisory Agreement.

Comparative Expenses. The Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same under the New Advisory Agreement and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees noted that the contractual management fee for the RMB Fund (formerly known as the Burnham Fund) was below the median within its Broadridge category, although the total expenses were above the median. The Trustees also noted that the contractual management fee for the Financial Long/Short Fund was below the median, but that total expenses were above the median and that the contractual management fee for the Financial Services Fund was at the median, but that the total expenses were below the median of their Broadridge category. The Trustees considered that the higher relative total expense ratios for the Funds were primarily related to the small size of the Funds and of the fund complex as a whole. The Trustees recognized that fixed costs, particularly legal and audit fees have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Trustees recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Broadridge with considerably higher assets under management. The Trustees concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

Profitability and Costs of Services to RMB. The Trustees considered the materials concerning RMB’s expected profitability and expected costs attributable to the Funds. The Trustees also considered whether the amount of RMB’s projected profit (if any) would be a fair entrepreneurial profit for the management of the Funds. The Trustees also were aware of the impact of lower aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Trustees concluded that RMB’s profitability for each Fund (if any) would not be excessive, particularly in light of the quality of the services likely to be provided to the Funds. In this regard, the Trustees asked for and received assurances from RMB regarding the adequacy of RMB’s financial resources going forward. The Trustees also noted the willingness of RMB to absorb certain costs in connection with the change in investment advisers and noted RMB’s willingness to incur the risk connected with the change.

Extent of Economies of Scale as the Funds Grow. The Trustees considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Trustees noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Trustees did not believe that significant (if any) economies of scale could be achieved. In view of these considerations, the Trustees did not deem it necessary to consider whether fee levels reflect economies of scale for the benefit of Fund investors.

Other Factors Affecting Fees. The Trustees also considered likely enhancements in personnel and services to be provided to the Funds by RMB, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Trustees recognized that the Funds were expected to benefit from reduced costs as a result of the change from Burnham to UMB Fund Services as the administrator to the Funds.

Other Relevant Considerations. (a) Personnel and Methods. The Trustees considered the size, education and experience of the staff of RMB. The Trustees also considered the favorable history, reputation, qualifications and background of RMB, as well as the qualifications of their personnel, and concluded that RMB currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively. (b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by RMB and its affiliates from their association with the Funds. The Trustees concluded that potential “fall-out” benefits that RMB and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Funds.

Conclusion. In considering the New Advisory Agreement, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Trustees that shareholders of the RMB Fund (formerly known as the Burnham Fund) would receive satisfactory performance at reasonable fees under the New Advisory Agreement. The Trustees considered, in particular, assurances from RMB that it would manage the RMB Fund (formerly known as the Burnham Fund) in accordance with its investment objectives and policies as disclosed to shareholders and would employ an experienced portfolio manager in managing the fund. The Trustees also noted that RMB already had a successful business relationship with Mendon and would continue to retain Mendon as the sub-adviser for the Mendon Funds. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the New Advisory Agreement, the Trustees unanimously concluded that the approval of the New Advisory Agreement was in the best interest of each Fund and its shareholders, and approved the New Advisory Agreement through June 30, 2017.

Decision to Approve the New Sub-Advisory Agreements

Nature, Extent, and Quality of Services. With regard to Mendon, the Trustees considered the nature, quality and extent of the services provided by Mendon, particularly the portfolio management, compliance and performance of the Mendon Funds. The Trustees considered Mendon’s relationship with RMB, and the provision of certain services to be provided by RMB. The Trustees also considered information such as (i) Mendon’s financial condition; (ii) the experience of Mendon’s investment professionals; (iii) the reputation, financial strength, regulatory history and resources of Mendon; (iv) information on the approach of Mendon to retention and compensation of investment and other personnel; and (iv) the management structure of Mendon and the intentions of Mendon with respect to management of the Mendon Funds.

The Trustees considered that the investment and other personnel at Mendon were not proposed to change and relied on representations that such personnel would remain in place following the change in investment adviser from Burnham to RMB. The Trustees concluded that the expected nature, quality and extent of the services to be provided by Mendon under the New Sub-Agreements were appropriate for the Mendon Funds and that the Mendon Funds were likely to benefit from the provision of those services by Mendon.

Investment Performance of the Mendon Funds. The Trustees considered the investment performance of the Mendon Funds in relation to their respective peers as shown in the Broadridge materials and to relevant indices over available time periods. The Trustees noted the specialized nature of the Mendon Funds and their excellent recent performance. The Trustees noted that both Mendon Funds were ranked in the first quintile against their respective Broadridge Peer Group for the one-, three-, five- and 10-year periods for the period ended December 31, 2015.

Costs of Services and Profits Realized by Mendon. The Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by Burnham, RMB has agreed to maintain the sub-advisory fees at their current levels, and the Mendon Funds are not directly responsible for paying such fees.

Extent of Economies of Scale as the Mendon Funds Grow. For the reasons noted above, the Trustees did not deem it necessary to consider whether fee levels reflect economies of scale for the benefit of Mendon Fund investors.

Other Relevant Considerations. (a) Personnel and Methods. The Trustees considered the size, education and experience of the staff of Mendon. The Trustees also considered the favorable history, reputation, qualifications and background of Mendon, as well as the qualifications of their personnel, and concluded that Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Mendon Funds effectively. (b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by Mendon and its affiliates from their association with the Mendon Funds, including the relatively small amount of soft dollar services received by Mendon. The Trustees concluded that potential “fall-out” benefits that Mendon and its affiliates might receive, such as greater name recognition or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Mendon Funds.

Conclusion. In considering the New Sub-Advisory Agreements, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above-listed and other factors collectively in light of the Mendon Funds’ surrounding circumstances. It was the judgment of the Trustees that the Mendon Funds’ performance, which was achieved at reasonable prices, was excellent given the context of their investment strategies and the sectors in which they invest. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the New Sub-Advisory Agreements, the Trustees unanimously concluded that the approval of the New Sub-Advisory Agreements was in the best interest of each Mendon Fund and its shareholders, and approved the New Sub-Advisory Agreements through June 30, 2017.

Non-renewal of the Current Agreements.

Several factors were considered by the Trustees in connection with their decisions not to renew the Current Agreements. These included criminal and civil complaints filed in May 2016 against certain affiliated persons of Burnham and BAM Holdings, LLC (“BAM Holdings”), the parent company of Burnham. No assets of the Funds were compromised. However, the allegations raised serious concerns for the Board and cast into doubt representations made by Burnham and its affiliated persons as a condition to the Board’s approvals of the Current Advisory Contract. Subsequently, Burnham confirmed that certain of those representations and undertakings had not been complied with. The Trustees also considered certain matters that they considered reasonably likely to impair the financial ability of Burnham to fulfill its commitments to the Funds under the Current Agreements. Finally, the Trustees noted that the performance of the RMB Fund (formerly known as the Burnham Fund) had deteriorated over recent years. As a mitigating factor, the Board considered succession plans that had been proposed with respect to management of the RMB Fund (formerly known as the Burnham Fund), including internal succession or the retention of a new sub-adviser, but determined that these plans did not offer a better option to the plan presented by RMB with respect to management of the RMB Fund (formerly known as the Burnham Fund).

In view of the foregoing and other matters that the Trustees considered relevant to their considerations of renewal of the Current Advisory Contract pursuant to Section 15(c) of the 1940 Act, in particular, the nature, extent and quality of the services provided by Burnham and its affiliates, the investment performance of the RMB Fund (formerly known as the Burnham Fund) and the organizational capability and financial condition of Burnham, the Trustees determined that continuance of the Current Advisory Contract was not in the best interests of the Fund and its shareholders and accordingly determined not to continue the Current Advisory Agreement. The expiry of the Current Advisory Agreement has the effect of terminating the Current Sub-Advisory Agreements.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY
RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSALS.

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of each Fund at the close of business on June 24, 2016 (the “Record Date”) will be entitled to vote with respect to any matter affecting that Fund at the Shareholder Meeting and at any adjournment or postponement thereof. As of the Record Date, there were [•], [•] and [•] issued and outstanding Shares of the RMB Fund (formerly known as the Burnham Fund), the Financial Services Fund and the Financial Long/Short Fund, respectively.

Required Vote and Voting Information. The approval of each of the Proposals described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the proposed Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Funds’ receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by RMB. [PROXY SOLICITOR (“PROXY SOLICITOR”), which is located at [______________], has been engaged to assist in soliciting at an estimated cost of approximately $[                      ], which will be paid by RMB. The agreement with [PROXY SOLICITOR] provides for indemnification of [PROXY SOLICITOR] in certain circumstances and requires [PROXY SOLICITOR] to keep certain information confidential]. In addition to soliciting proxies by mail, one or more of the Trust’s officers, representatives or compensated third-party agents, including [PROXY SOLICITOR], may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Persons holding Shares as nominees will be reimbursed by RMB, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Fund’s Shares. The beneficial or record owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are in the table below.

As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of the Record Date, the Trustees and Officers, as a group, owned approximately: less than 1% of the outstanding Shares of each class of each Fund.

Name of Fund	Name of Control Person or Principal Holder and Percentage Ownership
RMB Fund (formerly known as the Burnham Fund) – Class A	[NAME] [ADDRESS] [OWNERSHIP %]

RMB Mendon Financial Services Fund – Class A	[NAME] [ADDRESS] [OWNERSHIP %]

RMB Mendon Financial Long/Short Fund – Class A	[NAME] [ADDRESS] [OWNERSHIP %]

RMB Mendon Financial Long/Short Fund – Class C`	[NAME] [ADDRESS] [OWNERSHIP %]

Investment Adviser and Sub-Adviser. RMB Capital Management, LLC, located at 115 S. LaSalle St., 34th Floor, Chicago, IL 60603, serves as each Fund’s investment adviser. Mendon Capital Advisors Corp., located at 150 Allens Creek Road, Rochester, NY 14618, serves as sub-adviser to the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund. Both RMB and Mendon are currently providing advisory services under the Interim Agreements. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of the any class of securities of RMB or any other person directly or indirectly controlling, controlled by, or under common control with RMB.

The following table sets forth the name, position and principal occupation of each executive officer and each director of RMB as of [DATE], 2016 and their current positions with the Trust, if any. Each individual’s address is c/o RMB, 115 S. LaSalle St., 34th Floor, Chicago, IL 60603. RMB Capital Holdings, LLC owns 100% of the equity interests of RMB and is located at 115 S. LaSalle St., 34th Floor, Chicago, IL 60603. Indirectly, both Richard M. Burridge and Frederick N. Paulman own more than 10% of RMB.

Name	Principal Occupation with Adviser	Position with Trust
Richard M. Burridge	Chief Executive Officer and Chief Investment Officer	None
Frederick N. Paulman	President	None
Maher A. Harb	Chief Financial Officer	None
Walter H. Clark	Chief Operating Officer	Vice President*
Jennifer A. Rydwelski	Chief Compliance Officer and Director of Human Resources	None

* Effective as of the Effective Date

The following table sets forth the name, position and principal occupation of each executive officer and each director of Mendon as of [DATE], 2016 and their current position with the Trust, if any. Each individual’s address is c/o Mendon, 150 Allens Creek Rd., Rochester, NY 14618. Mr. Schutz is the sole owner of Mendon.

Name	Principal Occupation with Mendon	Position with Trust
Anton V. Schutz	President and Chief Investment Officer	None
Walter H. Clark	Chief Compliance Officer	Vice President*

* Effective as of the Effective Date

Administrator and Principal Underwriter. UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212-3948 serves as the Trust’s administrator, effective as of the Effective Date, pursuant to an administration agreement approved by the Board on June 8, 2016. UMB previously served as sub-administrator to the Trust and Burnham served as administrator. Prior to the Effective Date, Burnham served as the Trust’s administrator. Foreside Fund Services, LLC, located at 210 Summit Ave, Suite C11, Montvale, NJ 07645, serves as the Trust’s principal underwriter. It is expected that these services will continue to be provided after the New Agreements are approved. For the fiscal year ended December 31, 2015, the Funds paid Burnham the following fees pursuant to an administration agreement:

RMB Fund (formerly known as the Burnham Fund)	$	[•]
RMB Mendon Financial Long/Short Fund	$	[•]
RMB Mendon Financial Services Fund	$	[•]

Affiliated Brokers. The Funds paid $[____] in brokerage commissions to Burnham Securities, Inc. (“BSI”), a broker/dealer affiliated with Burnham, for the fiscal year ended December 31, 2015, which represented [__]% of the Funds’ aggregate brokerage commissions. BSI no longer effects transactions for the Funds.

Annual and Semi-annual Reports. Copies of each Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to [Name/Address] or by calling toll-free at: 1-800-[phone number]; or by visiting: [website].

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the appropriate Fund at [ADDRESS] or calling toll-free at: 1-800-[PHONE NUMBER].

Procedures for Shareholder Communications with the Board. The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at [ADDRESS] within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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Exhibit A

FORM OF NEW
INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (this “Agreement”), made this ___ day of ____, 2016, by and between RMB Capital Management LLC, a limited liability company (the “Adviser”), and RMB Investors Trust (the “Trust”), a Delaware business trust, on behalf of its separate series set forth on Schedule A (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles and its By-laws and its registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”); and the Trust, on behalf of the Funds, desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform for it various investment advisory, research services, and other management services; and

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is engaged in the business of rendering management and investment advisory services and desires to provide such services to the Trust;

NOW, THEREFORE in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Adviser. The Trust hereby employs the Adviser to manage the investment and reinvestment of the Trust assets, subject to the control and direction of the Trust’s Board of Trustees (“Board”), for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations in return for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the following services and to assume the following obligations:

(a) The Adviser shall manage the investment and reinvestment of each Fund’s assets, subject to and in accordance with the investment objectives and policies of the Fund. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to a Fund’s portfolio securities shall be exercised. The Adviser shall render regular reports to the Board concerning each Fund’s investment activities.

(b) The Adviser shall, in the name of the Trust and on behalf of each Fund, place orders for the execution of the Fund’s portfolio transactions in accordance with the policies set forth in the Trust’s current registration statement under the 1940 Act and the 1933 Act. In connection with the placement of orders for the execution of each Fund’s portfolio transactions, the Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the “SEC”) and the Trust and any person retained by the Trust upon reasonable notice to the Adviser. Where applicable, such records shall be maintained by the Adviser for the periods and the places required by Rule 31a-2 under the 1940 Act.

(c) The Adviser shall bear its expenses of providing services to the Trust and each Fund pursuant to this Agreement except such expenses as are undertaken by the Trust or the Fund in Section 3 hereof.

(d) In providing the services and assuming the obligations set forth herein, the Adviser may, at its own expense, employ one or more subadvisors, subject to approval of the Board or, if required, vote of a majority of the outstanding shares of the Funds, in the manner required under the 1940 Act.

3.	Expenses of each Fund.

(a) Except as otherwise provided herein, the Adviser will at its own expense furnish to the Trust office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing each Fund’s investments, and the Adviser will arrange, if desired by the Trust, for members of its organization to serve as trustees, officers or agents of the Trust.

(b) The Adviser will pay directly or reimburse the Trust for the compensation (if any) of the members of the Board who are interested persons of the Adviser and all officers of the Trust who are Adviser employees (“Adviser Employees”); provided that the Chief Compliance Officer may be an Adviser Employee and receive compensation from the Trust.

(c) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically otherwise provided in this Agreement. The Trust, on behalf of each Fund to the extent allowable to that Fund, will assume and will pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by the Adviser personnel, or its affiliated persons, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to a Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (vii) all expenses of shareholders’ and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements, and reports to shareholders and reports to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and to the trustees of the Trust who are not interested persons of the Trust (“Independent Trustees”); (ix) any distribution fees paid by a Fund in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of the Independent Trustees; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any expenses related to the Trust’s indemnity obligations under this Agreement.

(d) In addition to the expenses described in Section 3(c) above, each Fund will pay all brokers’ and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

(e) The Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by it pursuant to this Section.

4.	Compensation of the Adviser.

(a) Each Fund will pay the Adviser, as compensation for its services and expenses assumed hereunder, a fee as set forth in the attached Fee Schedules I and II. Management fees payable hereunder will be computed daily and paid monthly in arrears. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this Section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

(b) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser, subject to such terms regarding recoupment as from time to time agreed to by the Board, including a majority of the Trustees who are not interested persons of the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

(c) The Adviser reserves the right to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Adviser. The services of the Adviser to the Trust and each Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others. It is understood that Trustees and officers of the Trust are or may become interested in the Adviser as stockholders, officers, or otherwise, and that stockholders and officers of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as shareholder or otherwise.

6. Use of Names. The Trust agrees that in the event that neither the Adviser nor any of its affiliated persons acts as an investment adviser to the Trust or a Fund, the name of the Trust or Fund will be changed to one that does not contain the name “RMB,” “RMB Capital Management” or otherwise suggest an affiliation with the Adviser.

7.	Compliance

(a) With respect to the services under this Agreement, the Adviser will comply with all Applicable Laws and all policies, procedures or reporting requirements that the Board reasonably adopts and communicates to the Adviser in writing. “Applicable Laws” shall mean (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of the Funds.

(b) The Adviser agrees it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Adviser agrees to cooperate fully with the Trust and its Trustees and officers, including the Chief Compliance Officer of the Trust, with respect to any and all compliance-related matters.

(c) The Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

(d) The Adviser, at its expense, will provide the Board with such compliance reports relating to the Adviser’s duties under this Agreement as may be agreed upon by such parties from time to time.

8. Notification to the Adviser. The Adviser promptly shall notify the Board in writing of the occurrence of any of the following events:

(a) the Adviser shall fail to be registered as an investment advisor under the Advisers Act and under the laws of any jurisdiction in which the Adviser is required to be registered as an investment advisor in order to perform its obligations under this Agreement;

(b) the Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund and which, if successful on the merits, would have a material adverse effect on any Fund or the performance of this Agreement by the Adviser;

(c) a material violation of the Adviser’s Code of Ethics is discovered and, again, when action has been taken to rectify such violation;

(d) any financial condition that is likely to impair the Adviser’s ability to fulfill its commitments under this Agreement, including, but not limited to, entry of an order for relief under the U.S. Bankruptcy Code;

(e) any disciplinary event the Adviser is required to disclose on Form ADV under the Advisers Act; or

(f) any other event that might affect, in any material respect, the ability of the Adviser to provide the services provided for under this Agreement.

9.	Liability.

(a) The Adviser will be liable for its own acts and omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations under this Agreement, and nothing herein will protect the Adviser against any such liability to the Trust or its shareholders. The Adviser will not be liable for the acts and omissions of any third party employed by the Funds or any agent employed by the Adviser, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Trust or securities and investments may be deposited or come in compliance with the provisions of this Agreement. The Adviser will not be liable for any defect in title of any property acquired, nor for any loss unless it occurs through its own willful default. Subject to the first sentence of this Section, the Adviser will not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is reasonably satisfactory to the Trust.

(b) None of the Trustees, officers, agents or shareholders of the Trust will be personally liable hereunder or are assuming any liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. No Fund will be liable for any claims against any other Fund of the Trust.

10.	Indemnification.

(a) The Adviser shall indemnify the Trust and each respective Fund (the “Fund Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Losses (or actions with respect thereto), as finally determined by a court or governmental body of competent jurisdiction, arise out of or are based upon the willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by its reckless disregard of its obligations under this Agreement (collectively, “Disabling Conduct”).

(b) Except for such Disabling Conduct, the Trust and each respective Fund shall indemnify the Adviser and its officers, directors, members, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser and their respective successors and assigns (collectively, the “RMB Indemnified Parties”) against, and hold such RMB Indemnified Parties harmless from, any and all Losses (or actions with respect thereto) from any Proceedings arising from the Adviser’s entering into or providing services under this Agreement.

(c) Expenses, including legal fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the indemnifying party in advance of the final disposition of any Proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the indemnifying party amounts paid if a final determination is made by a court or governmental body of competent jurisdiction that indemnification of the expenses is not authorized under Section 10 of this Agreement.

(d) For the avoidance of doubt, the provisions of this Section 10 are expressly subject to all applicable provisions of the 1940 Act and the Advisers Act, as amended.

(e) The provisions of this Section 10 shall survive the termination or cancellation of this Agreement.

11.	Disaster Recovery/Business Continuity.

(a) The Adviser warrants and represents that it:

i. has a reasonably designed disaster recovery plan; and

ii. has implemented reasonable and adequate procedures and systems with regard to safekeeping from loss or damage attributable to fire, theft or any other casualty, blank checks, records and other data of the Trust, and its equipment, facilities and other property used in the performance of its obligations hereunder, and the Adviser will make such changes to its procedures and systems from time to time as the Adviser determines are reasonably required for the secure performance of its obligations hereunder.

(b) The Adviser shall continuously maintain and periodically test such reasonably designed back-up systems and disaster recovery plans, and shall report to the Trust and the Board no less than annually regarding such maintenance and testing. Notwithstanding the foregoing or any other provision of this Agreement, the Adviser shall not be responsible for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control. Events beyond its reasonable control (“Force Majeure Events”) include, without limitation, natural disasters, actions or decrees of governmental bodies, terrorist actions, cyber-attacks, communication lines failures that are not the fault of either party, flood or catastrophe, acts of God or other similar events beyond its control.

(c) In the event of a Force Majeure Event, the Adviser shall follow applicable procedures in its disaster recovery and business continuity plan and use all commercially reasonable efforts to minimize any service interruption.

13. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated as hereinafter provided, through June 30, 2017, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time with respect to a Fund, without payment of any penalty, by the Board or by vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust. This Agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

14. Definitions. For the purposes of this Agreement, the terms “vote of a majority of the outstanding shares,” “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; and the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. Notices. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

__________________________

__________________________

17. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.

18. Applicable Law and Jurisdiction. This Agreement, and, in the event of termination of this Agreement, those paragraphs that survive such termination, shall be governed by the internal substantive laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the laws of the State of Delaware, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal or state courts within the State of New York, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.

19. No Third Party Beneficiaries. For the avoidance of doubt, no person other than the Trust, in its own capacity and on behalf of the Funds and the Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement and there are no other third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser or Trust, or (ii) create or give rise to any duty or obligation on the part of the Adviser or Trust (including without limitation any fiduciary duty) to any person other than the Funds, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

RMB CAPITAL MANAGEMENT, LLC

By:
Name:
Its:

RMB INVESTORS TRUST

By:
Name:
Its:

SCHEDULE A

As of [•], 2016:

Fund	Fee Schedule
RMB Fund	Fee Schedule I
RMB Mendon Financial Services Fund	Fee Schedule I
RMB Mendon Long/Short Fund	Fee Schedule II

FEE SCHEDULE I

As of [•], 2016:
Annual Fee Rate as a Percentage of Fund Average Daily Net Asset Value

RMB Fund	0.60%

RMB Mendon Financial Services Fund	0.75%

The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.

If this Agreement becomes effective as to a Fund subsequent to the first day of a month, or terminates before the last day of a month, the Adviser’s compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

FEE SCHEDULE II

As of [•], 2016:

COMPENSATION FOR SERVICES RMB MENDON FINANCIAL LONG/SHORT FUND

a. The Fund shall pay the Adviser, as compensation for its services and expenses assumed hereunder, a fee as set forth below. Advisory fees payable hereunder shall be computed daily and paid monthly in arrears.

b. The fee payable hereunder shall be composed of the Basic Fee (as defined below) and a Performance Adjustment (as defined below) to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of a securities index determined by the Board to be appropriate over the same period, which the Board has designated as the KBW Bank Index (the “Index”).

c. From time to time, the Board may by a vote of its members, including a majority of its members who are not interested persons of the Adviser or (other than as Board members) the Fund in the manner prescribed by the 1940 Act and the rules and regulations thereunder, determine: (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust; and/or (ii) that a Class of shares of the Trust other than Class A is most appropriate for use in calculating the Performance Adjustment. After ten (10) days’ written notice to the Adviser, a successor index (the “Successor Index”) may be substituted for the Index in prospectively calculating the Performance Adjustment; and/or a different Class of shares may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Trust’s performance compared to the Index. The use of a different Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Class was outstanding at the beginning of such period. In the event that such Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Class was outstanding and any prior portion of the Performance Period shall be calculated using Class A shares. Any actions permitted by this section c. taken by the Board shall not be effective unless approved by a majority of the outstanding voting securities of the Fund if so required by the 1940 Act, subject however to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive position from any such requirement of the 1940 Act.

d. The “Basic Fee” shall be equal to 0.90% per annum of the Fund’s average daily net assets.

e. The “Performance Adjustment” consists of an adjustment to the monthly Basic Fee to be made by applying a performance adjustment rate to the average net assets of the Fund over the Performance Period (as defined below). The resulting dollar figure shall be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

The performance adjustment rate shall be equal to 0.01% per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Fund’s investment performance for the period was better or worse than the record of the Index (as then constituted). The maximum Performance Adjustment is plus or minus 0.10% per annum. In addition, as the Fund’s average daily net assets over the Performance Period may differ substantially from the Fund’s average daily net assets during the current year, the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total Performance Adjustment to the Basic Fee on an annualized basis does not exceed 0.10%.

The “Performance Period” shall consist of a rolling 36 month period consisting of the most recently completed month and the previous 35 months, or such shorter period since commencement of the Fund’s operations.

The Fund’s investment performance will be measured by comparing the (i) opening net asset value of one Class A share of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one Class A share of the Fund as of the last business day of such Performance Period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 (or any other applicable rule) under the Advisers Act.

The computation of the Performance Adjustment shall not be cumulative. A positive fee adjustment will apply even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Fund over some period of time shorter than the Performance Period has been ahead of that of the Index.

An appropriate percentage (based on the number of days in the current month) of the annual Performance Adjustment rate shall be multiplied by the Fund’s average net assets (computed in the manner set forth in the Trust’s registration statement adjusted as provided above, if applicable) determined as of the close of business on each business day throughout the Performance Period. The resulting dollar amount is added to or deducted from the Basic Fee.

The advisory fee payable hereunder shall be computed daily and paid monthly in arrears. If this Agreement terminates before the last day of a month, the Basic Fee then in effect shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the Performance Period (or such shorter period since commencement of the Fund’s operations) ending on the last business day on which this Agreement is in effect.

The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser, subject to such terms regarding recoupment as from time to time agreed to by the Board, including a majority of its members who are not interested persons of the Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Adviser at any time.

Nothing herein will preclude the Adviser or its affiliated persons from executing brokerage transactions for the Fund, charging the Fund brokerage commissions for these transactions and deriving a profit from these transactions.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

During the term of this Agreement, any compensation payable to the Adviser under this Agreement shall be held in an interest bearing escrow account. If, during the term of this Agreement, a new investment advisory agreement with the Adviser is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account on behalf of the Fund (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new investment advisory agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Adviser, with respect to the Fund, shall be entitled to the lesser of: (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

Exhibit B

July 1, 2016

FORM OF
SUB-ADVISORY AGREEMENT

RMB CAPITAL MANAGEMENT, LLC

115 S. LaSalle St., 34th Floor

Chicago, Illinois 60603

MENDON CAPITAL ADVISORS CORP.
150 Allens Creek Road
Rochester, New York 14618

WHEREAS, RMB Capital Management, LLC (the “Adviser”) has entered into an Investment Advisory Agreement with RMB Investors Trust (the “Trust”) dated July 1, 2016 (“Investment Advisory Agreement”), an investment company registered under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Board of Trustees of the Trust (“Trustees”) and the Adviser desire to retain Mendon Capital Advisors Corp. (the “Sub-Adviser”) to render investment advisory and other services to the funds specified in Schedule A hereto, as amended from time to time, each a series of the Trust (each a “Fund” and collectively, the “Funds”), in the manner and on the terms hereinafter sets forth in this sub-advisory agreement (the “Agreement”);

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement, with the consent of the Trustees to select sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.          Acceptance of Appointment. The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided.

2.          Delivery of Documents. The Adviser will provide the Sub-Advisor with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement (“Prospectus”) and instructions, policies and directions of the Trustees pertaining to the Adviser and each Fund, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents as well as such other information as is reasonably necessary for the Sub-Adviser to carry out its obligations under this Agreement.

3.          Investment Services. The Sub-Adviser will use its best efforts to provide to the Funds continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Funds as set forth in the Funds’ Prospectus. In the performance of the Sub-Adviser’s duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 2 above, as from time to time amended or supplemented, the restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company), and any investment guidelines or other instructions received in writing from the Adviser, and subject, further, to such policies and instructions as the Trustees may from time to time establish and deliver to the Sub-Adviser, the Sub-Adviser will, at its own expense:

(a)          comply with (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of the Funds;

(b)          cooperate fully with the Trust, the Board of Trustees of the Trust and its officers, and the Adviser and its officers, including the Trust’s and Adviser’s Chief Compliance Officers, with respect to any and all compliance related matters;

(c)          determine what securities shall be purchased for the Funds, what securities shall be held or sold, what portion of the Funds’ assets shall be held uninvested and furnish the Adviser and the Funds with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Funds as set forth above, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;

(d)          furnish the Adviser and the Funds with advice in connection with policy decisions to be made by the Trustees or any committee thereof about the Funds’ investments and, as requested, furnish the Funds with research, economic and statistical data in connection with the Funds’ investments and investment policies that are reasonably available to the Sub-Adviser and necessary for the Sub-Adviser to perform its obligations hereunder;

(e)          submit such reports relating to the valuation of the Funds’ securities as the Adviser may reasonably request;

(f)          subject to prior consultation with the Adviser, assist the Funds in any negotiations relating to the Funds’ investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

(g)          consistent with the provisions of Section 9 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities for the Funds’ account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser will seek to obtain best price and execution, except as otherwise provided in the prospectus and statement of additional information of the Funds or except as otherwise required by the Funds;

(h)          from time to time or at any time reasonably requested by the Adviser or the Trustees, make reports to the Adviser or the Trustees, as requested, of the Sub-Adviser’s performance of the foregoing services and on such other matters as the Trustees may reasonably request;

(i)          subject to the supervision of the Adviser, maintain and preserve the records required by the 1940 Act to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Funds and copies will be surrendered to the Funds promptly upon request therefor);

(j)          give instructions to the custodian (including any sub-custodian) of the Funds as to deliveries of securities to and from such custodian and payments of cash for the account of the Funds, and advise the Adviser on the same day such instructions are given;

(k)          maintain errors and omissions insurance coverage in an appropriate scope and amount and upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance;

(l)          cooperate with the Trust’s independent public accountants and take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties;

(m)          prepare and cause to be filed in a timely manner Form 13F and Schedule 13G, if required, with respect to securities held by a Fund;

(n)          notify the Adviser and the Trust of any change in its ownership, including any change of control, and of any changes to key personnel who are either portfolio manager(s) of the Fund or senior management of the Sub-Adviser in time sufficiently prior to any such change to enable the Adviser and the Trust to comply with the provisions of the 1940 Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation with respect to any such change; and

(o)          cooperate generally with the Funds and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Forms N-SAR and N-CSR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Funds, filings with states and with United States agencies responsible for tax matters, and other reports and filings of like nature.

The Sub-Adviser shall conform its conduct to, and will ensure that its advice with respect to the Funds complies with, the 1940 Act and all rules and regulations thereunder, the requirements for qualification of the Funds as a regulated investment company under Subchapter M of the Code, all other applicable federal and state laws and regulations and with the provisions of the Funds’ Prospectus as amended or supplemented.

4.          Independent Contractor; Exclusivity.

(a)          In the performance of its duties hereunder, the Sub-Adviser is and will be an independent contractor and unless otherwise expressly provided or authorized will have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed to be an agent of the Funds or of the Adviser.

(b)          The Sub-Adviser’s services to the Funds pursuant to this Agreement are deemed to be exclusive for the entire period that this Agreement is in effect. The Sub-Adviser may render investment advice, management and other services only to clients that are not publicly offered registered investment companies that would be in direct competition with the Funds (for avoidance of doubt, any publicly offered registered investment company that invests primarily in equity securities of financial industry companies is considered to be in direct competition with the Funds). Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Sub-Adviser from serving as the sub-adviser to any other fund sponsored by the Adviser.

5.          Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities that it is obligated to provide in order to perform the services specified in Section 3, and any other expenses incurred by it in connection with the performance of its duties hereunder as well as its reporting obligations hereunder.

6.          Expenses of the Funds not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state will be payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay any Fund expense or to reimburse the Adviser for any such expense that the Adviser is required to pay or costs of any broker-dealer in connection with the Funds.

7.          Compensation of the Sub-Adviser.

(a)          The Adviser will pay the Sub-Adviser, as compensation for services and expenses assumed hereunder, a fee as set forth in Schedule B for each Fund. Sub-advisory fees payable hereunder will be computed daily and paid monthly in arrears, within 30 calendar days after the related month end. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The Sub-Adviser understands and agrees that neither the Trust nor the Funds has any liability for the Sub-Adviser’s fee hereunder. Calculations of the Sub-Adviser’s fee will be based on average net asset values as provided by the Adviser.

(b)          The compensation earned by and payable to the Sub-Adviser under this Agreement will be held in an interest-bearing escrow account with the Funds’ custodian or a bank. Upon approval by the affirmative vote of a “majority of outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of each Fund of a new Investment Advisory Agreement (the “New Advisory Agreement”) by and between the Trust and the Adviser during the term of this Agreement, the amount in the escrow account (including any interest earned) will be paid to the Sub-Adviser. If the New Advisory Agreement is not approved, the Sub-Adviser will be paid out of the escrow account, the lesser of: (a) any costs incurred by the Sub-Adviser in performing its obligations under this Agreement (plus interest earned on that amount while in escrow); or (b) the total amount allocated to the Sub-Adviser in the escrow account (plus interest earned). All rights to compensation under this Agreement for services performed as of the termination date will survive the termination of this Agreement.

8.          Other Activities of the Sub-Adviser and its Affiliates. Except as provided in Section 4 above, nothing herein contained will prevent the Sub-Adviser or any of its directors, managers, members, officers, employees, or affiliates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Funds. Except as provided in Section 4 above, it is specifically understood that the directors, managers, members, officers and employees of the Sub-Adviser and its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.

9.          Avoidance of Inconsistent Position and Brokerage. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Sub-Adviser nor any of its directors, managers, members, officers, employees or affiliates will act as principal or agent or receive any compensation, other than the compensation provided for in this Agreement. The Sub-Adviser or its agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Funds with brokers or dealers selected by it, which may include affiliates of the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Funds the most favorable price and efficient execution available. It is also understood that it is desirable for the Funds that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such certain brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Funds, it will act solely as investment counsel for such clients and not in any way on behalf of the Funds.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other of its clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

The Sub-Adviser will not knowingly recommend that the Funds purchase, sell or retain securities of any issuer in which the Sub-Adviser or any of its directors, managers, members, officers or employees has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. For avoidance of doubt, it is agreed that neither the Sub-Adviser nor any of its directors, managers, members, officers or employees shall be deemed to have a financial interest in the securities of any issuer solely as a result of any of the Sub-Adviser’s other clients having a financial interest in such issuer. Access persons (as defined in Rule 17j-1 under the 1940 Act) of the Sub-Adviser will provide personal trading reports to a person designated by the Funds in accordance with the Funds’ code of ethics applicable to the Sub-Adviser.

10.         Limitation of Liability of the Sub-Adviser. Neither the Sub-Adviser nor any director, manager, member, officer or employee of the Sub-Adviser will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Funds or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11.         Duration and Termination of this Agreement.

(a)          With respect to each Fund, this Agreement shall take effect on the date which this Agreement has been approved by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Fund (the “Effective Date”) and shall remain in effect through June 30, 2017, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

(b)          This Agreement may be terminated with respect to a Fund by the Board of Trustees, the Adviser, or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(c)          This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

(d)          Any “assignment” (as that term is defined in the 1940 Act) of this Agreement will result in automatic termination of this Agreement. The Sub-Adviser will notify the Trust and the Adviser of any such assignment and of any changes in key personnel who are either the portfolio manager(s) of the Funds or senior management of the Sub-Adviser, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Trust and the Sub-Adviser, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

12.         Amendment of this Agreement.

(a)          No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement will be effective until approved by the Adviser and the Trustees, including a majority of the Independent Trustees in the manner prescribed by the 1940 Act and the rules and regulations thereunder, and (b) a majority of the outstanding voting securities of the Funds, as defined in the 1940 Act, subject however to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

(b)          It shall be the Sub-Adviser’s responsibility to furnish to the Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Sections 11 or 12 hereof.

13.         Proxy Voting. Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Funds or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Funds without consultation with the Adviser or the Funds, provided that the Sub-Adviser will follow any written instructions received from the Adviser or the Funds with respect to voting as to particular issues. The Sub-Adviser shall further respond to all corporate action matters incident to the securities held in the Funds including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.

14.         Use of Names. The Sub-Adviser from time to time shall make available, without charge to the Adviser or the Trust, the Mendon Capital Advisors Corp. trademark (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in a Fund’s Prospectus and/or a Fund’s sales literature. Upon termination of this Agreement, the Adviser and the Trust must promptly cease use of the Mark.

15.         Miscellaneous.

(a)          The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Funds are not personally binding upon, nor will resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Funds’ property will be bound. The Funds will not be liable for the obligations of any other series of the Trust.

(b)          The Sub-Adviser promptly shall notify the Adviser in writing of the occurrence of any of the following events: (i) the Sub-Adviser shall fail to be registered as an investment advisor under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment advisor in order to perform its obligations under this Agreement; (ii) the Sub-Adviser shall have been served or otherwise have received written notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund and which, if successful on the merits, would have a material adverse effect on any Fund or the performance by the Sub-Adviser of its obligations under this Agreement; (iii) the Sub-Adviser obtains actual knowledge of a material violation of the Sub-Adviser’s Code of Ethics and, again, when action has been taken to rectify such violation; (iv) any financial condition that is likely to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement, including, but not limited to, entry of an order for relief under the U.S. Bankruptcy Code; (v) any disciplinary event the Sub-Adviser is required to disclose on Form ADV under the Advisers Act; or (vi) any other event within the Sub-Adviser’s control that the Sub-Advisor believes could reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement.

(c)          Nothing herein contained will limit or restrict the Sub-Adviser or any of its directors, managers, members, officers, employees or affiliates from buying, selling or trading in any securities for its or their own account or accounts. The Trust on behalf of the Funds acknowledges that the Sub-Adviser and its directors, managers, members, officers, employees and affiliates, and its other clients may, subject to compliance with the Funds’ code of ethics applicable to the Sub-Adviser, at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Funds. The Sub-Adviser will have no obligation to acquire for the Funds, a position in any investment which the Sub-Adviser, its directors, managers, members, officers, employees or affiliates may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the Funds. Nothing herein contained will prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

16.         Governing Law. This Agreement, and, in the event of termination of the Agreement, those paragraphs that survive such termination of the Agreement under paragraph 10, shall be governed by the internal substantive laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the laws of the State of Delaware, or any of the provision of this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal or state courts within the State of New York, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.

17.         No Third-Party Beneficiaries. The Trust and the Funds are intended to be a third party beneficiary of this Agreement. For the avoidance of doubt, no person other than the Adviser and the Sub-Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement (with the exception of the Trust or the Funds) and there are no other third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Adviser or Sub-Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser or Sub-Adviser (including without limitation any fiduciary duty) to any person other than the Funds and the Trust, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Yours very truly,

RMB CAPITAL MANAGEMENT, LLC

By:
Name:
Its:

RMB INVESTORS TRUST

By:
Name:
Its:

The foregoing Agreement is hereby agreed to as of the date thereof.

MENDON CAPITAL ADVISORS CORP.

By:
Name:
Its:

SCHEDULE A

As of July 1, 2016:

Fund	Fee Schedule
RMB Mendon Financial Services Fund	Fee Schedule B-1
RMB Mendon Financial Long/Short Fund	Fee Schedule B-2

Schedules – Page 1

ScheDULE B-1 – RMB MenDON FINANCIAL SERVICES FUND

ANNUAL SUB-ADVISORY FEE RATE

Annual Fee Rate as a Percentage Fund of Average Daily Net Asset Value
RMB Mendon Financial Services Fund	0.375%

The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.

If this Agreement becomes effective as to the RMB Mendon Financial Services Fund subsequent to the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the RMB Mendon Financial Services Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

Schedules – Page 2

SCHEDULE B-2 – RMB MENDON FINANCIAL LONG/SHORT FUND

ANNUAL SUB-ADVISORY FEE RATE

1.          The Adviser shall pay the Sub-Adviser, as compensation for its services and expenses assumed hereunder, a fee as set forth below for the RMB Mendon Financial Long/Short Fund (the “Fund”).

2.          The fee payable hereunder shall be composed of the Basic Fee (as defined below) and a Performance Adjustment (as defined below) to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Philadelphia Bank Index (the “Index”). It being understood that the Adviser’s fee under the Investment Advisory Agreement is subject to a similar Performance Adjustment. Any change in the method of computing the Performance Adjustment under the Investment Advisory Agreement shall result in a corresponding change in the method of computing the Performance Adjustment hereunder.

3.          The “Basic Fee” shall be equal to 0.40% per annum of the Fund’s average daily net assets.

4.          The “Performance Adjustment” consists of an adjustment to the monthly Basic Fee to be made by applying a performance adjustment rate to the average net assets of the Fund over the Performance Period (as defined below). The resulting dollar figure shall be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

The performance adjustment rate shall be equal to 0.01% per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Fund’s investment performance for the period was better or worse than the record of the Index (as then constituted). The maximum Performance Adjustment is plus or minus 0.10% per annum. In addition, as the Fund’s average daily net assets over the Performance Period may differ substantially from the Fund’s average daily net assets during the current year, the Performance Adjustment may be further adjusted to the extent necessary to ensure that the total Performance Adjustment to the Basic Fee on an annualized basis does not exceed 0.10%.

The “Performance Period” shall consist of a rolling 36 month period consisting of the most recently completed month and the previous 35 months, or such shorter period since commencement of the Fund’s operations.

The Fund’s investment performance will be measured by comparing the (i) opening net asset value of one Class A share of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one Class A share of the Fund as of the last business day of such Performance Period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 (or any other applicable rule) under the Investment Advisers Act of 1940, as the same from time to time may be amended.

Schedules – Page 3

The computation of the Performance Adjustment shall not be cumulative. A positive fee adjustment will apply even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Fund over some period of time shorter than the Performance Period has been ahead of that of the Index.

5.          An appropriate percentage (based on the number of days in the current month) of the annual Performance Adjustment rate shall be multiplied by the Fund’s average net assets (computed in the manner set forth in the Trust’s registration statement adjusted as provided above, if applicable) determined as of the close of business on each business day throughout the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

6.          If this Agreement becomes effective or terminates before the last day of a month, the Basic Fee then in effect shall be computed on the basis of the period from the effective date to the end of the month or from the beginning of the month to the date of termination, as the case may be, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36 month period (or such shorter period since commencement of the Fund’s operations) ending on the last business day on which this Agreement is in effect.

Schedules – Page 4

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.
2) Call 1-877-[PHONE NUMBER].
3) Follow the recorded instructions.
4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet
1) Read the proxy statement and have this proxy card at hand.
2) Go to website https://[WEBSITE]
3) Follow the on-screen instructions.
4) To revoke or change vote, log in again and follow the on-screen instructions.	To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

RMB Fund (formerly known as the Burnham Fund)

(A Series of RMB Investors Trust (formerly Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 15, 2016

This Proxy is solicited on behalf of the Board of Trustees of the RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s RMB Fund (formerly known as the Burnham Fund) (the “Fund”). The undersigned hereby appoints [•] and [•], and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 PM (Central time), on September 15, 2016, at [ADDRESS], and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [DATE], 2016, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ,

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,
DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY TELEPHONE OR INTERNET.

Proposal: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RMB Capital Management, LLC:

FOR	AGAINST	ABSTAIN
☐	☐	☐

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.
2) Call 1-877-[PHONE NUMBER].
3) Follow the recorded instructions.
4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet
1) Read the proxy statement and have this proxy card at hand.
2) Go to website https://[WEBSITE]
3) Follow the on-screen instructions.
4) To revoke or change vote, log in again and follow the on-screen instructions.	To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

RMB Mendon Financial Long/Short Fund (formerly Burnham Financial Long/Short Fund)

(A Series of RMB Investors Trust (formerly Burnham Investors Trust))

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 15, 2016

This Proxy is solicited on behalf of the Board of Trustees of the RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s RMB Mendon Financial Long/Short Fund (the “Fund”). The undersigned hereby appoints [•] and [•], and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 PM (Central time), on September 15, 2016, at [ADDRESS], and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [DATE], 2016, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ,

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RMB Capital Management, LLC (the “Advisers”):

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2: To approve a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. with respect to the Fund:

FOR	AGAINST	ABSTAIN
☐	☐	☐

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.
2) Call 1-877-[PHONE NUMBER].
3) Follow the recorded instructions.
4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet
1) Read the proxy statement and have this proxy card at hand.
2) Go to website https://[WEBSITE]
3) Follow the on-screen instructions.
4) To revoke or change vote, log in again and follow the on-screen instructions.	To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

RMB Mendon Financial Services Fund(formerly Burnham Financial Services Fund)

(A Series of RMB Investors Trust (formerly Burnham Investors Trust))

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 15, 2016

This Proxy is solicited on behalf of the Board of Trustees of the RMB Investors Trust (formerly Burnham Investors Trust) (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposals with respect to the Trust’s RMB Mendon Financial Services Fund (the “Fund”). The undersigned hereby appoints [•] and [•], and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 1:00 PM (Central time), on September 25, 2016, at [ADDRESS], and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED [DATE], 2016, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ,

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and RMB Capital Management, LLC (the “Adviser”):

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2: To approve a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. with respect to the Fund:

FOR	AGAINST	ABSTAIN
☐	☐	☐